SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 1, 2007
DYNEGY INC.
DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Louisiana, Suite 5800
Houston, Texas 77002
(Address of principal executive offices including Zip Code)
(713) 507-6400
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On August 1, 2007, Dynegy Inc. (“Dynegy”) issued a press release announcing its wholly owned subsidiary, Dynegy Holdings Inc. (“DHI”), has completed the sale of Altura Cogen, LLC (formerly CoGen Lyondell, Inc.). A copy of the press release announcing the completed sale is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release shall not be deemed to be incorporated by reference into the filings of Dynegy and DHI under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
No.	Document

99.1	Dynegy Inc. press release dated August 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY, INC. (Registrant)
Dated: August 1, 2007	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS, INC. (Registrant)
Dated: August 1, 2007	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Dynegy Inc. press release dated August 1, 2007.

*	Furnished herewith.